______________________________________________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________________________________________________________

FORM 8-K

______________________________________________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 5, 2022

Date of Report (Date of earliest event reported)

______________________________________________________________________________

Yuengling’s Ice Cream Corporation (Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

00-53450	47-5386867
(Commission File Number)	(IRS Employer Identification No.)

One Glenlake Parkway #650, Atlanta, GA 30328
(Address of principal executive offices)

(404) 805-6044
(Registrant’s telephone number, including area code)

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act   (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001	ARSND	OTC

Forward-Looking Statements

This Current Report on Form 8-K and other written and oral statements made from time to time by us may contain so-called “forward-looking statements,” all of which are subject to risks and uncertainties. Forward-looking statements can be identified by the use of words such as “expects,” “plans,” “will,” “forecasts,” “projects,” “intends,” “estimates,” and other words of similar meaning. One can identify them by the fact that they do not relate strictly to historical or current facts. These statements are likely to address our growth strategy, financial results and product and development programs. One must carefully consider any such statement and should understand that many factors could cause actual results to differ from our forward-looking statements. These factors may include inaccurate assumptions and a broad variety of other risks and uncertainties, including some that are known and some that are not. No forward-looking statement can be guaranteed and actual future results may vary materially.

Information regarding market and industry statistics contained in this Current Report on Form 8-K is included based on information available to us that we believe is accurate. It is generally based on industry and other publications that are not produced for purposes of securities offerings or economic analysis. We have not reviewed or included data from all sources, and cannot assure investors of the accuracy or completeness of the data included in this Current Report. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and the additional uncertainties accompanying any estimates of future market size, revenue and market acceptance of products and services. We do not assume any obligation to update any forward-looking statement. As a result, investors should not place undue reliance on these forward-looking statements.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 below regarding the reverse stock split described therein is incorporated by reference into this Item 3.1.

Item 5.03 Amendments to Articles of Incorporation or ByLaws; Change in Fiscal Year

On August 5, 2022, FINRA announced three corporate actions for Yuengling’s Ice Cream Corporation (the “Company”). The first corporate action of the Company was a reverse stock split at a ratio of 1-for-150 common shares. The second corporate action of the Company was a name change from Aureus, Inc. to Yuengling’s Ice Cream Corporation. The third corporate action of the Company was a stock symbol change from ARSN. The reverse split and name change corporate actions took effect on August 8, 2022. The Company’s common stock symbol changed from ARSN to ARSND on August 8, 2022 and will remain ARSND for a period of 20 business days, including the effective date. After the 20-business day period, a new, not yet determined, symbol will replace ARSND.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Articles of Amendment to the Company’s Amended and Restated Articles of Incorporation effective August 3, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Yuengling’s Ice Cream Corporation

By:	/s/ Robert C. Bohorad
Robert C. Bohorad, President & CEO

Date:  August 11, 2022

3